WORLD OMNI 1997-B AUTOMOBILE LEASE SECURITIZATION TRUST
MONTHLY SERVICER CERTIFICATE
November, 1997
                                                           Aggregate
                                                           Net Investment
Aggregate Net Investment Value                             Value                    99.8%
Original                                                   1,201,460,914.83         1,199,057,993.00
11/1/97                                                    1,201,460,914.83         1,199,057,993.00

Principal collections & reimbursement loss amount             12,071,076.99            12,046,934.84
11/30/97                                                   1,189,389,837.84         1,187,011,058.16

Note Balance @ 11/30/97                                    1,201,460,914.83         1,199,057,993.00

                                                           Class A-1
                                                           Allocation               Note
Aggregate Net Investment Value                             Percentage               Balance

Original                                                              22.18282%       260,000,000
11/1/97                                                               22.18282%       260,000,000

Principal collections & reimbursement loss amount                                      11,481,543
11/30/97                                                                              248,518,457

Note Balance @ 11/30/97                                               22.18282%       260,000,000

                                                           Class A-2
                                                           Allocation               Note
Aggregate Net Investment Value                             Percentage               Balance

Original                                                              18.77008%       220,000,000
11/1/97                                                               18.77008%       220,000,000

Principal collections & reimbursement loss amount                                          70,996
11/30/97                                                                              219,929,004

Note Balance @ 11/30/97                                               18.77008%       220,000,000

                                                           Class A-3
                                                           Allocation               Note
Aggregate Net Investment Value                             Percentage               Balance

Original                                                              33.27424%       390,000,000
11/1/97                                                               33.27424%       390,000,000

Principal collections & reimbursement loss amount                                         125,856
11/30/97                                                                              389,874,144

Note Balance @ 11/30/97                                               33.27424%       390,000,000

                                                           Class A-4
                                                           Percentage               Note
Aggregate Net Investment Value                             Percentage               Balance

Original                                                              20.40206%       239,128,000
11/1/97                                                               20.40206%       239,128,000

Principal collections & reimbursement loss amount                                          77,169
11/30/97                                                                              239,050,831

Note Balance @ 11/30/97                                               20.40206%       239,128,000

                                                           Class B
                                                           Allocation               Note
Aggregate Net Investment Value                             Percentage               Balance

Original                                                               5.37080%        62,950,000
11/1/97                                                                5.37080%        62,950,000

Principal collections & reimbursement loss amount                                          20,314
11/30/97                                                                               62,929,686

Note Balance @ 11/30/97                                                5.37080%        62,950,000



Aggregate Net Investment Value                             Transferor Interest      Balance

Original                                                               2.25000%        26,979,993
11/1/97                                                                                26,979,993

Principal collections & reimbursement loss amount                      2.25000%           262,350
11/30/97                                                               2.25000%        26,708,937

Note Balance @ 11/30/97                                                2.25000%        26,979,993


Distributable Amounts                                      Total

Interest Distributable Amount                                  6,012,708.83
Principal Distributable Amount (1)                            11,659,988.91
Reimbursed Charged-off Amount (1)                                386,945.93
Reimbursed Residual Value Loss Amount                                  0.00
Reimbursed Additional Loss Amount                                      0.00

Total                                                         18,059,643.67

Distributable Amounts                                      Class A-1                %

Interest Distributable Amount                                  1,315,166.67
Principal Distributable Amount (1)                            11,397,639.16                    97.75000%
Reimbursed Charged-off Amount (1)                                 83,904.15                    21.68369%
Reimbursed Residual Value Loss Amount                                  0.00                    21.68369%
Reimbursed Additional Loss Amount                                      0.00                     0.00000%

Total                                                         12,796,709.98

Distributable Amounts                                      Class A-2                %

Interest Distributable Amount                                  1,114,666.67
Principal Distributable Amount (1)                                     0.00                     0.00000%
Reimbursed Charged-off Amount (1)                                 70,995.82                    18.34774%
Reimbursed Residual Value Loss Amount                                  0.00                    18.34774%
Reimbursed Additional Loss Amount                                      0.00                     0.00000%

Total                                                          1,185,662.49

Distributable Amounts                                      Class A-3                %

Interest Distributable Amount                                  2,008,500.00
Principal Distributable Amount (1)                                     0.00                     0.00000%
Reimbursed Charged-off Amount (1)                                125,856.22                    32.52553%
Reimbursed Residual Value Loss Amount                                  0.00                    32.52553%
Reimbursed Additional Loss Amount                                      0.00                     0.00000%

Total                                                          2,134,356.22

Distributable Amounts                                      Class A-4                %

Interest Distributable Amount                                  1,235,494.67
Principal Distributable Amount (1)                                     0.00                     0.00000%
Reimbursed Charged-off Amount (1)                                 77,168.58                    19.94299%
Reimbursed Residual Value Loss Amount                                  0.00                    19.94299%
Reimbursed Additional Loss Amount                                      0.00                     0.00000%

Total                                                          1,312,663.25

Distributable Amounts                                      Class B                  %

Interest Distributable Amount                                    338,880.83
Principal Distributable Amount (1)                                     0.00                     0.00000%
Reimbursed Charged-off Amount (1)                                 20,314.49                     5.24995%
Reimbursed Residual Value Loss Amount                                  0.00                     5.24995%
Reimbursed Additional Loss Amount                                      0.00                     0.00000%

Total                                                            359,195.32

Distributable Amounts                                      Transferor Interest      %

Interest Distributable Amount                                    167,391.30
Principal Distributable Amount (1)                               262,349.75                     2.25000%
Reimbursed Charged-off Amount (1)                                      0.00                     0.00000%
Reimbursed Residual Value Loss Amount                                  0.00                     0.00000%
Reimbursed Additional Loss Amount                                      0.00                     0.00000%

Total                                                            429,741.05

(1) These amounts will not be distributed during the Revolving period. They will be reinvested in additional contracts.

Note Factors                                               Series A-1               Series A-2

                                                 11/1/97             100.0000000%             100.0000000%
                                                 11/30/97            100.0000000%             100.0000000%

Note Factors                                               Series A-3               Series A-4

                                                 11/1/97             100.0000000%             100.0000000%
                                                 11/30/97            100.0000000%             100.0000000%

Note Factors                                               Series B

                                                 11/1/97             100.0000000%
                                                 11/30/97            100.0000000%

Pool Data                                        11/1/97   $

Number of Loans                                                   49,028
Prepayments                                                          128                3,415,338.68
Scheduled Terminations                                                 0                        0.00
Charge-Offs                                                           10                  196,895.05
Weighted Ave APR                                                       8.98%


Pool Data                                        11/30/97  $

Number of Loans                                                   49,413
Prepayments                                                           95                  454,141.34
Scheduled Terminations                                                 0                        0.00
Charge-Offs                                                           19                  399,539.60
Weighted Ave APR                                                       8.98%


Account Balances                                           Pay Ahead                Advance                   Reserve Fund

Balance as of  11/01/97                                        2,354,945.72               173,829.06            11,990,580.00
Balance as of  11/30/97                                        1,521,723.47               242,876.20            11,990,580.00
Change                                                          (833,222.25)               69,047.14                     0.00
Required Amount (withdrawl from reserve)                                                                                 0.00
Reserve Fund Requirement                                                                                        11,990,580.00
Reserve Fund Supplement Requirement                                                                                      0.00

Residual Value Surplus Account

Beginning Balance 11/01/97                                             0.00
Deposits                                                               0.00
Withdrawls                                                             0.00
Ending Balance 11/30/97                                                0.00




Distribution per $1,000                                                             Total

Total Distribution Amount                                                                       5.01452713

Interest Distribution Amount                                                                    5.01452713
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Transferor Principal not paid to Transferor                                               -----
Transferor Interest not paid to Transferor                                                -----

Unpaid Class B Principal Carryover Shortfall                                              -----

Distribution per $1,000                                                             Class A-1

Total Distribution Amount                                                                       5.05833333

Interest Distribution Amount                                                                    5.05833333
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000


Transferor Principal not paid to Transferor                                               -----
Transferor Interest not paid to Transferor                                                -----

Unpaid Class B Principal Carryover Shortfall                                              -----

Distribution per $1,000                                                             Class A-2

Total Distribution Amount                                                                       5.06666667

Interest Distribution Amount                                                                    5.06666667
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Transferor Principal not paid to Transferor                                               -----
Transferor Interest not paid to Transferor                                                -----

Unpaid Class B Principal Carryover Shortfall                                              -----


Distribution per $1,000                                                             Class A-3

Total Distribution Amount                                                                       5.15000000

Interest Distribution Amount                                                                    5.15000000
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Transferor Principal not paid to Transferor                                               -----
Transferor Interest not paid to Transferor                                                -----

Unpaid Class B Principal Carryover Shortfall                                              -----


Distribution per $1,000                                                             Class A-4

Total Distribution Amount                                                                       5.16666667

Interest Distribution Amount                                                                    5.16666667
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Transferor Principal not paid to Transferor                                               -----
Transferor Interest not paid to Transferor                                                -----

Unpaid Class B Principal Carryover Shortfall                                              -----


Distribution per $1,000                                                             Class B

Total Distribution Amount                                                                       5.38333333

Interest Distribution Amount                                                                    5.38333333
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Transferor Principal not paid to Transferor                                               -----
Transferor Interest not paid to Transferor                                                -----

Unpaid Class B Principal Carryover Shortfall                                                    0.00000000


Distribution per $1,000                                                             Transferor Interest

Total Distribution Amount                                                                       6.20427515

Interest Distribution Amount                                                                    6.20427515
Carryover Shortfall                                                                       -----
Prior Carryover Shortfall                                                                 -----

Total Carryover Shortfall                                                                 -----


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                              -----

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                 -----
Unpaid Principal Loss Interest Amount                                                     -----

Transferor Principal not paid to Transferor                                                     0.00000000
Transferor Interest not paid to Transferor                                                      0.00000000

Unpaid Class B Principal Carryover Shortfall                                              -----



Servicing Fee                                                                       Total

Amount of Servicing Fee Paid                                                            1,001,217.43
Total Unpaid                                                                                    0.00








Origination Trustee Expenses Paid (1)

UTI                                                                                             0.00
SUBI                                                                                            0.00
                                                                                                0.00


Securitization Trustee Expenses Paid  (1)                                                       0.00

Additional Loss Amounts (2)                                                                     0.00

(1)  Expenses greater than $50,000 are broken out as follows:
(2)  Broken out as follows:









CHARGE-OFF RATE                                                                     October                  November





Outstanding                                                                               196,895.05                 399,539.60
Balance

Net
Liquidation                                                                               127,189.49                 262,981.57
Proceeds

Average
Aggregate
Net Investment                                                                      1,201,460,914.83           1,201,460,914.83
Value

Annualized
Average
Charge-Off                                                                                      0.07%                      0.14%
Rate


(Charge-off Rate Test will be satisfied if the annualized ratio is 2.75% or less)                                          0.10%



DELINQUENCY RATE
                                                           #                        $

Past Due 31-60 days                                                  469               10,863,188
Past Due 61-90 days                                                   87                1,968,394
Past Due 91 + days                                                    13                  383,270

 Total                                                               569               13,214,852

(Delinquency Rate Test will be satisfied if the ratio is 1.75% or less)

                                                           Delinquent               Current                  Delinquency
                                                           Contracts                Contracts                Rate
                                                           (> 60 days)




October                                                               58                   49,028                          0.12%
November                                                             100                   49,413                          0.20%

                                                                                                                           0.16%
